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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

                      SUPPLEMENT DATED SEPTEMBER 15, 2006
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2006
                                      FOR
                        MERRILL LYNCH CONSULTS ANNUITY(SM)

This supplement updates the Prospectuses for the Merrill Lynch Consults Annuity(SM) (the "Consults Annuity") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Consults Annuity Prospectus for your reference.

Effective September 15, 2006, Roszel Advisors, LLC, the investment adviser for the MLIG Variable Insurance Trust (the "MLIG Trust"), changed the name and subadviser of one of the Funds described in your Contract prospectus.

The BKF Large Cap Value Portfolio of the MLIG Trust is now subadvised by Davis Selected Advisers, L.P., and has changed its name to the Roszel/Davis Large Cap Value Portfolio. Accordingly, effective September 15, 2006, the name of the subaccount corresponding to the BKF Large Cap Value Portfolio changed from the BKF Large Cap Value Subaccount to the Roszel/Davis Large Cap Value Subaccount. The investment objective and asset class/investment style for this Portfolio have not changed.

                                     * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Consults Annuities issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuities issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.




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